[STRONG LOGO]

RECENT PROSPECTUS UPDATE

PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS. THE DATE OF THIS PROSPECTUS SUPPLEMENT IS APRIL 9, 2001. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US, DAY OR NIGHT, AT 1-800-368-3863, 24 HOURS A DAY, 7 DAYS A WEEK.

THE STRONG GROWTH FUNDS - INVESTOR CLASS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000, AS SUPPLEMENTED ON
NOVEMBER 30, 2000.

THE STRONG DISCOVERY FUND
THE STRONG GROWTH FUND
THE STRONG MID CAP DISCIPLINED FUND
THE STRONG OPPORTUNITY FUND
THE STRONG STRATEGIC GROWTH FUND

STRONG DISCOVERY FUND

CLOSING OF THE STRONG DISCOVERY FUND. Effective April 6, 2001, the Strong Discovery Fund was closed to new investors. After close of the market on May 11, 2001, for non-retirement accounts, and after close of the market on July 2, 2001, for retirement accounts, the fund will no longer accept additional investments by current shareholders, except for reinvested dividends. For investors who are currently using the fund as part of an automatic investment plan, payroll direct-deposit program, or company-sponsored retirement plan, we will contact you shortly to make alternative arrangements.

REORGANIZATION OF STRONG DISCOVERY FUND AND SPECIAL MEETING OF SHAREHOLDERS. On April 5, 2001, the Strong Discovery Fund's Board of Directors approved the reorganization of the fund into the Strong Enterprise Fund and called for a Special Meeting of Shareholders to be held on July 20, 2001. The purpose of the meeting is to vote on whether to approve an agreement and plan of reorganization. The Strong Discovery Fund's Board believes this is in the best interest of the fund's shareholders because of the fund's small asset size, lack of expected asset growth, and lack of economies of scale. In addition, the Strong Enterprise Fund and the Strong Discovery Fund have similar investment objectives and policies and the Strong Enterprise Fund offers lower expense ratios than the Strong Discovery Fund.

Following the necessary approvals at the shareholder meeting, your account in the Strong Discovery Fund will automatically be converted - on a tax-free basis
- into shares of the Strong Enterprise Fund with a value equivalent to the value of your account in the Strong Discovery Fund on the conversion date. Before the conversion date, if you would like to arrange an exchange or redemption of your shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO A TAX LIABILITY FOR YOU.

STRONG MID CAP DISCIPLINED FUND
Effective January 3, 2001, Mr. Charles A. Paquelet is the manager of the Strong Mid Cap Disciplined Fund. Mr. Paquelet's biography can be found on page 11 of the Prospectus.